UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 20, 2003


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         OREGON                    0-12853                    93-0370304
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)               Identification No.)


13900 NW Science Park Drive, Portland, Oregon                  97229
  (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141



                                    No Change
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On March 20, 2003, Electro Scientific Industries, Inc. (the "Company") announced its preliminary financial results for the third quarter of fiscal 2003 and announced that the Company intends to restate its financial statements for the quarters ended August 1, 2002 and November 3, 2002. The Company's press release announcing these events is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.
             ---------

                  99.1     Press release dated March 20, 2003.


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





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 20, 2003.


                           Electro Scientific Industries, Inc.



                           By:  JOHN E. ISSELMANN, JR.
                                ------------------------------------------------
                                John E. Isselmann, Jr.
                                General Counsel and Corporate Secretary



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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
99.1              Press release dated March 20, 2003.